POWER OF ATTORNEY

HIGHLAND CREDIT STRATEGIES FUND, a Delaware statutory trust (the "Fund"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints R. Joseph Dougherty, M. Jason Blackburn and Michael Colvin (with full power to each of them to act alone) its/his true and lawful attorney-in-fact and agent, for it/him and on its/his behalf and in its/his name, place and stead in any and all capacities, to make, execute and sign the Fund's Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and any and all amendments thereto, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of the shares of beneficial interest of the Fund, said Registration Statement and any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, HIGHLAND CREDIT STRATEGIES FUND has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at Dallas, Texas as of this 20th day of February 2008.


                         HIGHLAND CREDIT STRATEGIES FUND


                         By:  /s/James D. Dondero
                              -------------------------------
                              James D. Dondero
                              Chief Executive Officer and President

[SEAL]

ATTEST:


/s/ M. Jason Blackburn
---------------------------
M. Jason Blackburn,
Secretary



[Signatures Continued on Next Page]

            Signature                   Title

/s/ R. Joseph Dougherty                 Trustee and Senior Vice President
----------------------------
R. Joseph Dougherty


/s/ Timothy Hui                         Trustee
----------------------------
Timothy Hui


/s/ Scott Kavanaugh                     Trustee
----------------------------
Scott Kavanaugh


/s/ James F. Leary                      Trustee
----------------------------
James F. Leary


/s/ Bryan A. Ward                       Trustee
----------------------------
Bryan A. Ward


/s/ M. Jason Blackburn                  Chief Financial Officer,
----------------------                  Treasurer and Secretary
M. Jason Blackburn

                                       2